EXHIBIT 10.1

FIRST AMENDMENT TO
ADVANCED MEDICAL OPTICS, INC.
2002 BONUS PLAN

The ADVANCED MEDICAL OPTICS, INC. 2002 BONUS PLAN (the “Plan”) is hereby amended as follows:

1. The first sentence of Section III of the Plan is amended and restated, effective June 29, 2002, to read as follows:

All regular full-time and part-time employees of the Company and its subsidiaries scheduled to work 20 or more hours per week in salary grades 7E and above are eligible to participate in the Plan.

2. The first sentence of Section III of the Plan shall be amended and restated, effective January 1, 2003, to read as follows:

All regular full-time and part-time employees of the Company and its subsidiaries scheduled to work 20 or more hours per week in salary grades 6E and above (in the United States and Puerto Rico) and 7E and above (outside of the United States and Puerto Rico) are eligible to participate in the Plan.

IN WITNESS WHEREOF, Advanced Medical Optics, Inc. hereby executes this First Amendment on the 8th day of October, 2002.

ADVANCED MEDICAL OPTICS, INC.

BY:   /s/ Aimee S. Weisner
————————————————————-
Aimee S. Weisner
Corporate Vice President,
General Counsel and Secretary